EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of United Therapeutics Corporation (the "Company") on Form 10-Q for the period ended September 30, 2022 as filed with the Securities and Exchange Commission (the "Report"), I, Martine Rothblatt, Chairperson and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 2, 2022	/s/ MARTINE ROTHBLATT
Martine Rothblatt, Ph.D.
Chairperson and Chief Executive Officer
(Principal Executive Officer)
United Therapeutics Corporation

THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND IS NOT BEING FILED AS PART OF THE FORM 10-Q OR AS A SEPARATE DISCLOSURE DOCUMENT.
A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO UNITED THERAPEUTICS CORPORATION AND WILL BE RETAINED BY UNITED THERAPEUTICS CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.